Exhibit 10.1

SEVENTH AMENDMENT

TO

RECEIVABLES PURCHASE AGREEMENT

THIS SEVENTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of December 7, 2018 (this “Amendment”), to the Receivables Purchase Agreement, dated as of January 10, 2013, as amended by the First Amendment to Receivables Purchase Agreement, dated as of August 20, 2013, the Second Amendment to Receivables Purchase Agreement, dated as of December 13, 2013, the Third Amendment to Receivables Purchase Agreement, dated as of December 12, 2014, the Fourth Amendment to Receivables Purchase Agreement, dated as of December 11, 2015, the Fifth Amendment to Receivables Purchase Agreement, dated as of December 9, 2016 and the Sixth Amendment to Receivables Purchase Agreement, dated as of December 8, 2017 (as so amended, and as otherwise modified, supplemented, amended or amended and restated from time to time, the “Agreement”), each by and among TARGA RECEIVABLES LLC, as seller (the “Seller”), TARGA RESOURCES PARTNERS LP (“Targa”), as servicer (in such capacity, together with its successors and permitted assigns in such capacity and any successor servicer designated in accordance with the terms of the Agreement, the “Servicer”), the various CONDUIT PURCHASERS party thereto from time to time, the various COMMITTED PURCHASERS party thereto from time to time, the various PURCHASER AGENTS party thereto from time to time, the various LC Participants party thereto from time to time, and PNC BANK, NATIONAL ASSOCIATION, as administrator (in such capacity, together with its successors and assigns in such capacity, the “Administrator”) and as LC BANK, is by and among the parties listed above. Unless otherwise defined in this Amendment, capitalized terms shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, subject to the terms hereof, the parties to the Agreement wish to make certain amendments to the Agreement as provided herein.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and for good and sufficient consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

Section 1.    Amendments to the Agreement.

1.1.    The defined term “Facility Termination Date” appearing in Exhibit I to the Agreement is hereby amended by deleting the date “December 7, 2018” therein and replacing it with “December 6, 2019”.

1.2.    The defined term “Purchase Limit” appearing in Exhibit I to the Agreement is hereby amended and restated in its entirety and as so amended and restated shall read as follows:

“Purchase Limit” means $400,000,000, as such amount may be reduced pursuant to Section 1.1(c) or in connection with any Exiting Purchaser pursuant to Section 1.22, or increased pursuant to Section 1.2(e) or (f). References to the unused portion of the Purchase Limit shall mean, at any time, the Purchase Limit minus the sum of the then outstanding Aggregate Capital plus the LC Participation Amount.

1.3.    The reference to “$100,000,000” appearing on the signature page of Wells Fargo Bank, National Association to the Agreement is deleted and replaced with “$150,000,000”.

1.4.    The LC Sublimit Commitments of each LC Bank and LC Participant set forth on the signature pages to the Agreement are amended and restated in their entirety to be the LC Sublimit Commitments set forth on the signatures pages of such LC Bank and LC Participant to this Amendment.

Section 2.    Representations and Warranties of the Seller and Targa. (i) The Seller makes the representations and warranties contained in Sections 1 and 3 of Exhibit III to the Agreement, and (ii) Targa makes the representations and warranties in Section 2 of Exhibit III to the Agreement, in each case, as of the Effective Date (as defined below) (unless any such representation or warranty expressly indicates it is being made as of another specific date), both before and immediately after giving effect to this Amendment.

Section 3.    Agreement in Full Force and Effect, as Amended. All of the terms and conditions of the Agreement shall remain in full force and effect, as amended by this Amendment. All references to the Agreement in the Agreement or any other document or instrument shall be deemed to mean the Agreement, as amended by this Amendment. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment with respect thereto. The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this Amendment, as though the terms and obligations of the Agreement were set forth herein.

Section 4.    Effectiveness. This Amendment shall become effective in accordance with its terms as of the date hereof (the “Effective Date”) upon receipt by the Administrator of:

(i)    counterparts of this Amendment executed by the Seller, the Servicer, the Administrator, each Purchaser Agent, each LC Bank, each LC Participant and each Purchaser; and

(ii)    a duly executed copy of the Sixth Amended and Restated Fee Letter dated as of the date hereof, together with payment of the fees required by the terms thereof to be paid on the date hereof.

Section 5.    Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts (including by way of facsimile or electronic transmission), each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

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Section 6.    Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY HERETO).

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

TARGA RECEIVABLES LLC, as Seller

By:	/s/ Chris McEwan
Chris McEwan
Vice President and Treasurer

[Signature Page to Seventh Amendment to

Targa Receivables LLC Receivables Purchase Agreement]

TARGA RESOURCES PARTNERS LP, as Servicer

By:	Targa Resources GP LLC, its general partner

By:	/s/ Chris McEwan
Chris McEwan
Vice President and Treasurer

[Signature Page to Seventh Amendment to

Targa Receivables LLC Receivables Purchase Agreement]

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ Michael Brown
	Name:	Michael Brown
	Title:	Senior Vice President

[Signature Page to Seventh Amendment to

Targa Receivables LLC Receivables Purchase Agreement]

THE PURCHASER GROUPS:

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the PNC Purchaser Group and as a Committed Purchaser

By:	/s/ Michael Brown
	Name:	Michael Brown
	Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as an LC Bank

By:	/s/ Michael Brown
	Name:	Michael Brown
	Title:	Senior Vice President

LC Sublimit Commitment: $62,500,000.00

[Signature Page to Seventh Amendment to

Targa Receivables LLC Receivables Purchase Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the Wells Fargo Purchaser Group and as a Committed Purchaser

By:	/s/ Dale Abernathy
	Name:	Dale Abernathy
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an LC Participant

By:	/s/ Dale Abernathy
	Name:	Dale Abernathy
	Title:	Vice President

LC Sublimit Commitment: $37,500,000.00

[Signature Page to Seventh Amendment to

Targa Receivables LLC Receivables Purchase Agreement]